UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Amendment No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2000



                          NETSERV COMMUNICATIONS, INC.
        -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Indiana                   000-25883               352074157
----------------------------       ------------         ---------------------
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)                file number)           Identification No.)


16 Victoria Avenue, Bretton Hall
Port of Spain, Trinidad West Indies                               U3
---------------------------------------                   -----------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (868) 623-2882


Copy of Communications to:
                              Mintmire & Associates
                              265 Sunrise Avenue
                              Suite 204
                              Palm Beach, FL 33480
                              (561) 832-5696

         This Form 8-K/A amends the Form 8-K filed on January 18, 2000 by Netserv Communications, Inc., an Indiana corporation (the "Company"). The purpose of this amendment to Form 8-K is to inform the Securities and Exchange Commission ("SEC") and the public that the Changes in Control of Registrant and Acquisition and Disposition of Assets described in the previous report on Form 8K were not consummated, such that a merger never took place. Netserv Carribean, Limited, a Trinidad and Tobago, West Indies corporation ("NETS") has undertaken the responsibility of filing this report on Form 8K and similar disclosure with the state of Indiana including a name change on behalf of the Company, however it assumes no continuing obligation to file reports with the SEC on behalf of the Company.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         A change in control of the registrant was previously reported on Form 8K on January 18, 2000, which described the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated November 18, 1999 between MAS Acquisition XII Corp., an Indiana corporation (the "Company") and NETS, which provided for the merger of NETS with and into the Company as the surviving entity, pursuant to a tax-free reorganization in accordance with Sections 354 and 368 of the Internal Revenue Code of 1986, as amended.

         NETS and the Company have agreed that certain formalities were not met by the parties to the Agreement, such that a "closing" never took place. These formalities include, but are not limited to, the failure to obtain audited financials of the parties and the failure to deliver certificates by the parties. NETS and the Company have agreed that it is in the best interest of both parties to void, cancel and terminate the Agreement ab initio and to release the claims Netserv has against MAS as well as the claims that MAS has against Netserv in consideration of such release.

ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS.

         The Company previously reported a merger by and with NETS into the Company, after which the Company changed its name to NetServ Communications, Inc. Pursuant to the terms of the Agreement, each Common Share of NETS was to be converted into 0.766 Common Shares of the Company. A total of 6,412,400 shares of Common Share of NETS was to be converted into 4,912,400 restricted Common Shares of the Company. In addition, the Company was to accept the return of and cancellation of 8,220,833 shares of Common Stock of the Company issued to MAS Capital Management Inc. After completion of the terms of the Agreement, there were to be 8,500,000 shares of Common Stock of the Company issued and outstanding.

         For the reasons outline above, the merger never took place and the shares were not exchanged. The parties will therefore return to substantially the same positions ab initio.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

         In connection with the Consent to Void, Cancel and Terminate Stock Exchange Agreement, the then current officers and directors of the Company resigned. No letter describing a disagreement with the registrant has been received by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)                        Exhibits

Exhibit 99.1 *  Consent to Void, Cancel and Terminate Stock Exchange Agreement
                dated May 15, 2000.

(* Filed Herewith)

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                NETSERV COMMUNICATIONS, INC.
                                (Registrant)




Date:    May 15, 2000           By: /s/ Jeannine du Coudray
                                ----------------------------
                                Jeannine du Coudray, President